UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 30, 2004

PEREGRINE INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-27511

FLORIDA	65-0611007
(State of Incorporation)	(I.R.S. Employer Identification No.)

115 EAST 57TH STREET, SUITE 1122, NEW YORK, NY	10022
(Address Of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 688-5688

ITEM 1. CHANGES IN CONTROL OF REGISTRANT Back to Table of Contents

Peregrine Industries, Inc., a Florida corporation, is sometimes referred to herein as "we", "us", "our", "Company" and the "Registrant". The Registrant was incorporated in Florida in 1995. The Company's registration statement on Form 10-SB, registering its common stock under the Exchange Act, was filed in October 1999. The Registrant has not been current in its filing obligations under the Exchange Act since 2001. The Registrant filed for bankruptcy under Chapter 11 of the Bankruptcy Code in June 2002, which proceeding was converted to Chapter 7 in September 2002 as discussed below. At a board meeting on April 22, 2004, the board approved a change of the Registrant's fiscal year from September 30 to June 30. The Registrant is filing this report on Form 8-K and will file past due annual reports on Form 10-KSB for the fiscal years ended September 30, 2003 and June 30, 2004, which will contain our audited financial statements for the respective periods. The Registrant will also file past due quarterly reports on Form 10-QSB for the transition period ending June 30, 2004, for the purpose of becoming current in its Exchange Act reporting obligations.

In June 2002, the Registrant and its subsidiaries filed a petition for Relief and Reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Florida (case no. 02-24188). In September 2002, the bankruptcy proceedings were converted to Chapter 7. As a result of the conversion to Chapter 7, the Registrant's assets were transferred to a United States Trustee on September 4, 2002 and the Registrant terminated its business operations. During 2003, the Bankruptcy Trustee had disposed of substantially all of the assets of the Registrant and its subsidiaries. On February 12, 2004, the Trustee for Peregrine Industries, Inc. and Park Avenue Group, Inc. entered into a contract resulting in a change in control of Peregrine Industries, Inc. On March 15, 2004, the Bankruptcy Court granted an order approving the contract and finding that Park Avenue Group is a good faith purchaser within the meaning of  of 11 USC Section 363(m). On March 29, 2004, the U.S. Bankruptcy Court confirmed the order previously granted on March 15, 2004.

In connection with the order of the U.S. Bankruptcy Court dated March 29, 2004, the Court authorized a change in control of the Registrant. The Court order further provided that the sale was free and clear of liens, claims and interests of others and that the sale was free and clear of any and all real or personal property interests, including any interests in Peregrine's subsidiaries. The confirmed Court order provided that the existing officers and directors were deemed removed from office and also authorized the following: (i) the  appointment of new members to the Registrant's board of directors; (ii) the amendment of Registrant's Article of Incorporation to increase the number of authorized shares to 100,000,000 shares; (iii) the issuance up to 30,000,000 shares of common stock, par value $0.0001 to the new management of the Registrant, which management was appointed by the newly-constituted board of directors; (iv) the authority to implement a reverse split of the issued and outstanding shares in a ratio to be determined by the board of directors; (v) the cancellation and extinguishment of all common share conversion rights of any kind, including without limitation, warrants, options, convertible bonds, other convertible debt instruments and convertible preferred stock; and (vi) the cancellation and extinguishment of all preferred shares of every series and accompanying conversion rights of any kind.

In connection with the change in control of the Registrant, Thomas J. Craft, Jr., Ivo Heiden and Richard Rubin became the Registrant's officers and directors on March 30, 2004.

As of the date of this filing, the Registrant has paid a total of $7,456 for general and administrative expenses, including accounting fees, reinstatement fees, and other professional fees related to the preparation and filing of our past due reports under the Exchange Act. These filings should enable the Registrant to become current in its reporting obligations under the Exchange Act. While we are dependent upon limited interim payments made on behalf of the Registrant by Park Avenue Group, Inc. to pay professional fees and expenses, we have no written finance agreement with Park Avenue Group, Inc. to provide any continued funding.

The Registrant has filed past due Uniform Business Reports with the State of Florida and its corporate charter was reinstated on April 2, 2004.

(b) The following table contains information regarding the shareholder ownership of the Registrant's directors/executive officers and those persons or entities who beneficially own more than 5% of the Registrant's shares.

Name	Number of Shares Beneficially owned	Beneficially Owned(1)
Thomas J. Craft, Jr., President and Director 11000 Prosperity Farms Road, Suite 101, Palm Beach Gardens, FL 33401	5,000,000	17.08%
Ivo Heiden, Vice President and Director 115 East 57th Street, Suite 1122, New York, NY 10022	5,000,000	17.08%
Richard Rubin, Secretary and Director 115 East 57th Street, Suite 1122, New York, NY 10022	5,000,000	17.08%
Richard Szelewicki 22384 Siesta Key Drive, Boca Raton, FL 33428	1,912,500	6.53%
Merrill and Debra Yarbrough, JTTEN 2905 Via Napoli, Deerfield Beach, FL 33442	8,731,667	29.83%
All officers and directors (3 person)	15,000,000	51.25%
(1) The percentage and ownership is based on 29,270,000 shares issued and outstanding as of June 30, 2004.

Thomas J. Craft, Jr., 39, has been president and a director of the Registrant since March 30, 2004. Mr. Craft is an attorney practicing law under the laws of the State of Florida, with offices in Palm Beach County, FL. From 1996 through 2001, Mr. Craft served as the corporate secretary and a director of GlobeTel Communications, Inc., a public company with headquarters in Miami, FL.  From October 2000 until August 2001, Mr. Craft served as an officer and director of Fifth Avenue Acquisition I Corp., and resigned in connection with a business combination with PlanetLink Communications, Inc. Mr. Craft became an officer and director of Bio Standard Corporation, a reporting company, in February 2002 and resigned in connection with a business combination with Nettel Holdings in March 2003. In November 2002, Mr. Craft became a director of American International Industries, Inc.  Mr. Craft served as a director of Western-Silver-Lead Corporation, a public reporting company, from August 2002 to September 2003, resigning in connection with a business combination with Lexor Holdings.

Ivo Heiden, 37, has been vice president and a director of the Registrant since March 30. 2004. During the past five years, Mr. Heiden has been engaged in the business of providing corporate securities consulting services to public and private companies. From October 2000 until August 2001, Mr. Heiden served as an officer and director of Fifth Avenue Acquisition I Corp., and resigned in connection with a business combination with PlanetLink Communications, Inc. Mr. Heiden served also as a director of Western-Silver-Lead Corporation, a public reporting company from August 2002 to September 2003, resigning in connection with a business combination with Lexor Holdings.

Richard Rubin, 62, has been secretary and a director of the Registrant since March 30, 2004. During the past five years, Mr. Rubin has been engaged in the business of providing corporate securities consulting services to public companies. From October 2000 until August 2001, Mr. Rubin served as an officer and director of Fifth Avenue Acquisition I Corp., and resigned in connection with a business combination with PlanetLink Communications, Inc. In February 2002, Mr. Rubin also became an officer and director of Bio Standard Corporation, a reporting company and resigned as officer and director in May 2003 in connection with a business combination with Nettel Holdings. Mr. Rubin served as a director of Western-Silver-Lead Corporation, a public reporting company from August 2002 to September 2003, resigning in connection with a business combination with Lexor Holdings.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP Back to Table of Contents

On June 4, 2002, the Registrant filed a petition under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Florida (case no. 02-24188). The case was converted to a proceeding under Chapter 7 on September 4, 2002. An order was granted by the Bankruptcy Court approving the contract and confirming that Park Avenue Group, Inc. is a good faith purchaser pursuant to 11 USC Section363(m). On March 29, 2004, a final order was entered by the Bankruptcy Court confirming the contract between the Trustee and Park Avenue Group, Inc. A copy of this order is attached as exhibit 2(i) to this Form 8-K. The material terms of the transaction confirmed by Bankruptcy Court are as follows:

(i)the  appointment of new members to the Registrant's board of directors;
(ii) the amendment of the Article of Incorporation to increase the number of authorized shares to 100,000,000 shares;
(iii) the issuance up to 30,000,000 shares of common stock, par value $0.0001 to the new management of the Registrant, which management was appointed by the newly-constituted board of directors;
(iv) the authority to implement a reverse split of the issued and outstanding shares in a ratio to be determined by the board of directors;
(v) the cancellation and extinguishment of all common share conversion rights of any kind, including without limitation, warrants, options, convertible bonds, other convertible debt instruments and convertible preferred stock; and
(vi) the cancellation and extinguishment of all preferred shares of every series and accompanying conversion rights of any kind.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT Back to Table of Contents

The Registrant's new board authorized the engagement of Michael F. Cronin, Certified Public Accountant, 1574 Eagle Nest Circle, Winter Springs, FL 32708 to serve as the Registrant's new independent public accountant for the purpose of auditing the Registrant's financial statements.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS Back to Table of Contents

Pursuant the Order, the former directors of the Registrant were deemed removed from office and Park Avenue Group authorized the appointment of Thomas J. Craft, Jr., Ivo Heiden and Richard Rubin to be the directors of the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS Back to Table of Contents

(a) The Registrant's audited financial statements prepared according to Regulation S-X on its Form 10-KSB shall be filed for the Registrant's fiscal years ended September 30, 2003 and June 30, 2004.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
2(i)1	Order Confirming Sale of Public Shell Entity to Park Avenue Group, Inc., filed herewith.
3(i)1	Articles of Incorporation of the Registrant, as amended, filed herewith.
3(ii)1	By-Laws of the Registrant, filed herewith.

ITEM 8. CHANGES IN FISCAL YEAR Back to Table of Contents

On April 22, 2004, the board of directors of the Registrant approved the change in its fiscal year from September 30 to June 30 commencing with the 2004 fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ IVO HEIDEN Vice President Ivo Heiden Vice President and Director Date: July 6, 2004

/s/ RICHARD RUBIN Secretary and Chairman of the Board Richard Rubin Secretary and Chairman Date: July 6, 2004